As filed with the Securities and Exchange Commission on July 28, 1997


                                 Securities Act of 1933 Registration No. 33-2697
                                Investment Company Act of 1940 File No. 811-4559
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |_|

                      Pre-Effective Amendment No. ____                      |_|


                       Post-Effective Amendment No. 18                      |X|
                                                   ----


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|


                              Amendment No. 19                              |X|
                                           ----

                              --------------------

                       STATE STREET RESEARCH INCOME TRUST
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts    02111
             --------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
             --------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, P.C.
                           Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109

          It is proposed that this filing will become effective under Rule 485:

     |_|  Immediately upon filing pursuant to paragraph (b).

     |X|  On August 1, 1997 pursuant to paragraph (b).

     |_|  60 days after filing pursuant to paragraph (a)(1).

     |_|  On ____________ pursuant to paragraph (a)(1).

     |_|  75 days after filing pursuant to paragraph (a)(2).

     |_|  On ____________ pursuant to paragraph (a)(2).

          If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

     The Registrant hereby declares that, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of shares of beneficial interest, par value $.001 per share, in each of the State Street Research High Income Fund series and the State Street Research Managed Assets series of the Registrant, which shares are designated as Class A shares, Class B shares, Class C shares and Class D shares of beneficial interest in each such series.

     A Rule 24f-2 Notice for the most recent fiscal year ended March 31, 1997, was filed by the Registrant on or about May 29, 1997 with respect to such shares.
================================================================================

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 481(a)

                                     Part A
                                     ------

                                 CAPTION OR LOCATION IN                CAPTION OR LOCATION
                                 PROSPECTUS FOR STATE                  IN PROSPECTUS FOR
                                 STREET RESEARCH HIGH                  STATE STREET RESEARCH
FORM N-1A ITEM NO.               INCOME FUND                           MANAGED ASSETS
------------------------------   ----------------------------------    ---------------------------------
1.  Cover Page ...............   Same                                  Same

2.  Synopsis .................   Table of Expenses                     Table of Expenses

3.  Condensed Financial          Financial Highlights;                 Financial Highlights;
    Information ..............   Calculation of Performance            Calculation of Performance
                                 Data                                  Data

4.  General Description          The Fund's Investments; Other         The Fund's Asset Allocation
    of Registrant ............   Investment Policies; The Fund         and Investments; Other
                                 and Its Shares; Appendix              Investment Policies and
                                                                       Considerations; The Fund
                                                                       and Its Shares; Appendix

5.  Management of the            Management of the Fund;               Management of the Fund;
    Fund .....................   Purchase of Shares                    Purchase of Shares

5A. Management's                 [To be included                       [To be included
    Discussion                   in Financial                          in Financial
    of Fund Performance ......   Statements]                           Statements]

6.  Capital Stock and            Shareholder Services; The             Shareholder Services; The
    Other Securities .........   Fund and Its Shares;                  Fund and Its Shares;
                                 Management of the                     Management of the
                                 Fund; Dividends                       Fund; Dividends and
                                 and Distributions; Taxes              Distributions; Taxes

7.  Purchase of
    Securities Being             Purchase of Shares;                   Purchase of Shares;
    Offered ..................   Shareholder Services                  Shareholder Services

8.  Redemption or                Redemption of Shares;                 Redemption of Shares;
    Repurchase ...............   Shareholder Services                  Shareholder Services

9.  Legal Proceedings ........   Not Applicable                        Not Applicable

                                     Part B
                                     ------

                                 CAPTION OR LOCATION IN                CAPTION OR LOCATION
                                 STATEMENT OF ADDITIONAL               IN STATEMENT OF
                                 INFORMATION FOR STATE                 ADDITIONAL INFORMATION FOR
                                 STREET RESEARCH HIGH                  STATE STREET RESEARCH
FORM N-1A ITEM NO.               INCOME FUND                           MANAGED ASSETS
------------------------------   ----------------------------------    ---------------------------------
10. Cover Page ...............   Same                                  Same

11. Table of Contents ........   Same                                  Same

12. General Information
    and History ..............   Not Applicable                        Not Applicable

13. Investment                   Additional Investment                 Additional Investment
    Objectives                   Policies and Restrictions;            Policies and Restrictions;
    and Policies .............   Additional Information                Additional Information
                                 Concerning Certain                    Concerning Certain
                                 Investment Techniques;                Investment Techniques;
                                 Debt Instruments                      Additional Information
                                 and Permitted Cash Investments;       Concerning Investment
                                 Portfolio Transactions                Sectors; Portfolio
                                                                       Transactions

14. Management of the
    Registrant ...............   Trustees and Officers                 Trustees and Officers

15. Control Persons and
    Principal Holders of
    Securities ...............   Trustees and Officers                 Trustees and Officers

16. Investment                   Investment Advisory Services;         Investment Advisory
    Advisory and                 Custodian; Independent                Services; Custodian;
    Other Services ...........   Accountants; Distribution of          Independent Accountants;
                                 Shares of the Fund                    Distribution of Shares of the
                                                                       Fund

17. Brokerage
    Allocation ...............   Portfolio Transactions                Portfolio Transactions

18. Capital Stock and            Not Applicable (Description in        Not Applicable (Description
    Other Securities .........   Prospectus)                           in Prospectus)

19. Purchase, Redemption
    and Pricing of
    Securities Being             Purchase and Redemption of Shares;    Purchase and Redemption
    Offered ..................   Net Asset Value                       of Shares; Net Asset Value

20. Tax Status ...............   Certain Tax Matters                   Certain Tax Matters

21. Underwriters .............   Distribution of Shares of the         Distribution of Shares of the
                                 Fund                                  Fund


                                 CAPTION OR LOCATION IN                CAPTION OR LOCATION
                                 STATEMENT OF ADDITIONAL               IN STATEMENT OF
                                 INFORMATION FOR STATE                 ADDITIONAL INFORMATION FOR
                                 STREET RESEARCH HIGH                  STATE STREET RESEARCH
FORM N-1A ITEM NO.               INCOME FUND                           MANAGED ASSETS
------------------------------   ----------------------------------    ---------------------------------
22. Calculation of
    Performance
    Data .....................   Calculation of Performance Data       Calculation of Performance Data

23. Financial                    Financial                             Financial
    Statements ...............   Statements                            Statements

The Prospectus of the State Street Research Managed Assets series of the State Street Research Income Trust ("Registrant") is included herein. The Statement of Additional Information of State Street Research Managed Assets is incorporated by reference from Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A (File No. 33-2697) filed with the Securities and Exchange Commission on July 3, 1997 (EDGAR accession number 0000950146-97-001019).

In addition, the Registrant hereby incorporates by reference Items 24 through 32 of Part C of Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A.

The Prospectus and Statement of Additional Information of the State Street Research High Income Fund series of the Registrant were included in Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on July 3, 1997.

STATE STREET RESEARCH MANAGED ASSETS
Prospectus
August 1, 1997

     The investment objective of State Street Research Managed Assets (the "Fund") is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors:
Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein). Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

     Allocation of the Fund's assets among the different investment sectors will vary from time to time consistent with the short- and long-term investment outlook of the Fund's investment manager. No minimum or maximum percentage applies to the Fund's assets that may be invested in any of the investment sectors, and from time to time all of the Fund's assets could conceivably be invested in a single investment sector in the discretion of the Fund's investment manager. The four investment sectors described herein are broad in scope and to some extent may overlap. In the future, these sectors could be redefined or other sectors added to highlight a particular area of focus, such as foreign investments, which are included in each of the four presently identified sectors but not specifically delineated as a separate sector.

     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of May 31, 1997, the Investment Manager had assets of approximately $44.2 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.
     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated August 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

     The Fund is a diversified series of State Street Research Income Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                     Page
----------------------------------------------------------
Table of Expenses   .................................    2
Financial Highlights   ..............................    4
The Fund's Asset Allocation and Investments    ......    6
Other Investment Policies and Considerations   ......    9
Purchase of Shares  .................................   12
Redemption of Shares   ..............................   21
Shareholder Services   ..............................   23
The Fund and its Shares   ...........................   27
Management of the Fund ..............................   28
Dividends and Distributions; Taxes ..................   29
Calculation of Performance Data .....................   29
Appendix--Description of Debt/Bond Ratings  .........   31

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses
--------------------------------------------------------------------------------

                                                                        Class A       Class B      Class C     Class D
                                                                        -----------   ----------   ---------   --------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)   ...........................      4.5%          None       None         None
  Maximum Deferred Sales Charge (as a percentage of net asset
    value at time of purchase or redemption, whichever is lower).....      None(2)         5%       None           1%
  Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price)   ...........................      None          None       None         None
  Redemption Fees (as a percentage of amount redeemed,
    if applicable)   ................................................      None          None       None         None
  Exchange Fee    ...................................................      None          None       None         None

------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                                           Class A      Class B     Class C     Class D
                                                                           -------      -------     -------     -------
Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees    ...................................................     0.75%        0.75%       0.75%       0.75%
  12b-1 Fees   .........................................................     0.25%        1.00%       None        1.00%
  Other Expenses  ......................................................     0.35%        0.35%       0.35%       0.35%
                                                                             ----         ----        ----        ----
    Total Fund Operating Expenses*  ....................................     1.35%        2.10%       1.10%       2.10%
                                                                             ====         ====        ====        ====

*The Fund has been advised that the Distributor and its affiliates may voluntarily assume some portion of fees or expenses relating to the Fund through August 31, 1997, which would have the effect of reducing Total Fund Operating Expenses until such date for each class of shares to the following levels:

Class A   Class B   Class C   Class D
 1.25%     2.10%     1.10%     2.10%

The Fund has not received any assurance that the subsidization will be received.



Example:

                                                                   1 Year     3 Years     5 Years     10 Years
                                                                   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:
 Class A shares ................................................   $58        $86         $116        $200
 Class B shares (1)   ..........................................   $71        $96         $133        $224
 Class C shares ................................................   $11        $35         $ 61        $134
 Class D shares ................................................   $31        $66         $113        $243
You would pay the following expenses on the same investment,
assuming no redemption:                                            1 Year     3 Years     5 Years     10 Years
                                                                   -------    --------    ---------   ---------
 Class B shares (1)   ..........................................   $21        $66         $113        $224
 Class D shares    .............................................   $21        $66         $113        $243

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.


The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended March 31, 1997 and the assumed discontinuation of a subsidy of expenses as of September 1, 1997, subject to requisite administrative action; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares-- Distribution Plan."
     For the fiscal year ended March 31, 1997, Total Fund Operating Expenses as a percentage of the average net assets of Class A, Class B, Class C and Class D shares, respectively, would have been 1.35%, 2.10%, 1.10% and 2.10% in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.10% for each class of shares of the Fund.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.



                                                                Class A
                                         ------------------------------------------------------
                                                          Year ended March 31
                                         ------------------------------------------------------
                                           1997***       1996***        1995          1994
                                         ------------- ------------ ------------- -------------
Net asset value, beginning of
 year ................................     $10.29         $8.76        $8.94            $8.94
Net investment income* ...............        .21           .23          .27              .22
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts ...................       1.05          1.72         (.14)             .72
                                           ------        ------        -----            -----
 Total from investment
  operations .........................       1.26          1.95          .13              .94
                                           ------        ------        -----            -----
Dividends from net
 investment income ...................       (.28)         (.26)        (.17)            (.22)
Distributions from net
 realized gains ......................       (.87)         (.16)        (.14)            (.72)
                                           ------        ------        -----            -----
 Total distributions .................      (1.15)         (.42)        (.31)            (.94)
                                           ------        ------        -----            -----
Net asset value, end of year .........     $10.40        $10.29        $8.76            $8.94
                                           ======        ======        =====            =====
Total return .........................      12.49%+       22.55%+       1.52%+          10.96%+
Net assets at end of year
 (000s) ..............................   $244,348      $207,713     $181,358         $166,011
Ratio of operating expenses
 to average net assets* ..............       1.25%         1.25%        1.25%            1.25%
Ratio of net investment
 income to average net
 assets* .............................       2.02%         2.34%        3.11%            2.75%
Portfolio turnover rate ..............     108.41%       109.20%       89.58%          105.17%
Average commission rate@ .............    $0.0266            --           --               --
------------
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...........................      $0.01         $0.02        $0.03            $0.02



                                                                                        December 29, 1988
                                                                                         (Commencement of
                                                                                          Operations) to
                                           1993       1992       1991       1990          March 31, 1989
                                         ---------- ---------- ---------- ---------- --------------------------
Net asset value, beginning of
 year  .................................   $8.22      $7.61      $7.81      $7.60       $7.40
Net investment income*   ...............     .27        .37        .44        .46         .13
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts .....................    1.01        .62       (.14)       .36         .19
                                           -----      -----      -----      -----       -----
 Total from investment
  operations    ........................    1.28        .99        .30        .82         .32
                                           -----      -----      -----      -----       -----
Dividends from net
 investment income .....................    (.25)      (.38)      (.41)      (.47)       (.12)
Distributions from net
 realized gains ........................    (.31)        --       (.09)      (.14)         --
                                           -----      -----      -----      -----       -----
 Total distributions  ..................    (.56)      (.38)      (.50)      (.61)       (.12)
                                           -----      -----      -----      -----       -----
Net asset value, end of year               $8.94      $8.22      $7.61      $7.81       $7.60
                                           =====      =====      =====      =====       =====
Total return ...........................   16.54%+    13.29%+     4.06%+    10.78%+      4.26%++
Net assets at end of year
 (000s)   .............................. $93,537    $78,483    $64,139    $56,267     $27,762
Ratio of operating expenses
 to average net assets*  ...............    1.25%      1.25%      1.25%      1.25%       1.25%[dbldag]
Ratio of net investment
 income to average net
 assets*  ..............................    3.26%      4.60%      5.78%      6.29%       7.37%[dbldag]
Portfolio turnover rate  ...............  142.86%     97.76%     68.08%     71.88%      34.57%
Average commission rate@   .                  --         --         --         --          --
------------
*Reflects voluntary assumption of fees
 or expenses per share in
 each year   ...........................   $0.02      $0.02      $0.02      $0.02       $0.01

[dbldag] Annualized.
     *** Per-share figures have been calculated using the average shares method.
       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
       @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.
--------------------------------------------------------------------------------

                                                                       Class B
                                          ------------------------------------------------------------------
                                                                 Year ended March 31
                                          ------------------------------------------------------------------
                                            1997***       1996***       1995               1994**
                                          ------------- ------------ ------------ --------------------------
Net asset value, beginning of year ......   $10.25        $8.74          $8.92            $8.78
Net investment income* ..................      .13          .15            .20              .16
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ......................     1.06         1.71           (.13)             .39
                                            ------       ------          -----            -----
 Total from investment operations .......     1.19         1.86            .07              .55
                                            ------       ------          -----            -----
Dividends from net investment income ....     (.20)        (.19)          (.11)            (.18)
Distributions from net realized gains ...     (.87)        (.16)          (.14)            (.23)
                                            ------       ------          -----            -----
 Total distributions ....................    (1.07)        (.35)          (.25)            (.41)
                                            ------       ------          -----            -----
Net asset value, end of year ............   $10.37       $10.25          $8.74            $8.92
                                            ======       ======          =====            =====
Total return ............................    11.76%+      21.48%+         0.82%+           6.26%++
Net assets at end of year (000s) ........ $251,518     $193,272       $152,251          $83,244
Ratio of operating expenses to average
 net assets* ............................     2.00%        2.00%         2.00%             2.00%[dbldag]
Ratio of net investment income to
 average net assets* ....................     1.27%        1.59%         2.38%             2.03%[dbldag]
Portfolio turnover rate .................   108.41%      109.20%        89.58%           105.17%
Average commission rate@ ................  $0.0266           --            --                --

*Reflects voluntary assumption of fees
 or expenses per share in each year .....    $0.01        $0.02         $0.03             $0.03



                                                               Class C
                                          -----------------------------------------------
                                                          Year ended March 31
                                          -----------------------------------------------
                                            1997***       1996***       1995       1994**
                                          ---------     ---------    ---------    -------
Net asset value, beginning of year    ...  $10.29        $8.77        $8.95        $8.78
Net investment income* ..................     .24          .25          .29          .21
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts  .....................    1.05         1.71         (.14)         .43
                                           ------       ------        -----        -----
 Total from investment operations  ......    1.29         1.96          .15          .64
                                           ------       ------        -----        -----
Dividends from net investment income         (.31)        (.28)        (.19)        (.24)
Distributions from net realized gains ...    (.87)        (.16)        (.14)        (.23)
                                           ------       ------        -----        -----
 Total distributions   ..................   (1.18)        (.44)        (.33)        (.47)
                                           ------       ------        -----        -----
Net asset value, end of year    .........  $10.40       $10.29        $8.77        $8.95
                                           ======       ======        =====        =====
Total return  ...........................   12.77%+      22.70%+       1.77%+       7.27%++
Net assets at end of year (000s)   ...... $21,263      $19,548      $25,803      $21,434
Ratio of operating expenses to average
 net assets*  ...........................    1.00%        1.00%        1.00%        1.00%[dbldag]
Ratio of net investment income to
 average net assets*   ..................    2.26%        2.59%        3.37%        3.03%[dbldag]
Portfolio turnover rate   ...............  108.41%      109.20%       89.58%      105.17%
Average commission rate@  ............... $0.0266           --           --           --
------------
*Reflects voluntary assumption of fees
 or expenses per share in each year   ...   $0.01        $0.02        $0.03        $0.02


                                                                                    Class D
                                                                           --------------------------
                                                                              Year ended March 31
                                                                           --------------------------
                                                                             1997***       1996***
                                                                           ------------- ------------
Net asset value, beginning of year    ....................................    $10.27        $8.75
Net investment income* ...................................................       .13          .15
Net realized and unrealized gain (loss) on investments, foreign currency
 and forward contracts ...................................................      1.05         1.72
                                                                              ------       ------
 Total from investment operations  .......................................      1.18         1.87
                                                                              ------       ------
Dividends from net investment income  ....................................      (.20)        (.19)
Distributions from net realized gains ....................................      (.87)        (.16)
                                                                              ------       ------
 Total distributions   ...................................................     (1.07)        (.35)
                                                                              ------       ------
Net asset value, end of year    ..........................................    $10.38       $10.27
                                                                              ======       ======
Total return  ............................................................     11.64%+      21.54%+
Net assets at end of year (000s)   .......................................   $17,485      $13,061
Ratio of operating expenses to average net assets*   .....................      2.00%        2.00%
Ratio of net investment income to average net assets*   ..................      1.26%        1.60%
Portfolio turnover rate   ................................................    108.41%      109.20%
Average commission rate @    .............................................   $0.0266           --
------------
*Reflects voluntary assumption of fees or expenses per share in each year      $0.01        $0.02



                                                                              1995         1994**
                                                                            --------      -------
Net asset value, beginning of year    ....................................     $8.93        $8.78
Net investment income* ...................................................       .20          .16
Net realized and unrealized gain (loss) on investments, foreign currency
 and forward contracts ...................................................      (.13)         .40
                                                                               -----        -----
 Total from investment operations  .......................................       .07          .56
                                                                               -----        -----
Dividends from net investment income  ....................................      (.11)        (.18)
Distributions from net realized gains ....................................      (.14)        (.23)
                                                                               -----        -----
 Total distributions   ...................................................      (.25)        (.41)
                                                                               -----        -----
Net asset value, end of year    ..........................................     $8.75        $8.93
                                                                               =====        =====
Total return  ............................................................      0.82%+       6.31%++
Net assets at end of year (000s)   .......................................   $12,772       $7,117
Ratio of operating expenses to average net assets*   .....................      2.00%        2.00%[dbldag]
Ratio of net investment income to average net assets*   ..................      2.39%        2.03%[dbldag]
Portfolio turnover rate   ................................................     89.58%      105.17%
Average commission rate @    .............................................        --           --
------------
*Reflects voluntary assumption of fees or expenses per share in each year      $0.03        $0.03

    [dbldag] Annualized.
 ** June 1, 1993 (commencement of share class designations) to March 31, 1994. *** Per-share figures have been calculated using the average shares method.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
  @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.
--------------------------------------------------------------------------------

The Fund's Asset Allocation and Investments
     The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. This investment objective cannot be changed without approval of the Fund's shareholders.

     To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein). Total return may include current income as well as capital appreciation. The Fund's investment policies, including the identification of investment sectors and the components thereof, may be changed by the Board of Trustees without shareholder approval. The Fund's ability to concentrate its investments within particular investment sectors or to hold all of its investments in a particular investment sector in the discretion of the Investment Manager may increase the risks to the Fund from adverse developments or conditions within a particular sector.


Asset Allocation

The Investment Manager believes that the timely reallocation of assets can enhance performance and reduce portfolio volatility. The Investment Manager will continuously monitor and change allocations of the Fund's assets based upon an evaluation of risks and potential total return, taking into consideration secular trends, economic cycles and market conditions, among other factors. Accordingly, the allocation of the Fund's assets among the different investment sectors will vary from time to time consistent with the Investment Manager's short- and long-term investment outlook. No minimum or maximum percentage applies to the Fund's assets that may be invested in any of the investment sectors. From time to time, all of the Fund's assets could conceivably be invested in a single investment sector in the discretion of the Investment Manager.

 The Fund has established specific investment sectors, i.e., Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein) to identify general investment areas into which the Fund will, from time to time, allocate its assets in varying proportions. The establishment of these sectors is not intended to isolate mutually exclusive categories of investment instruments. For instance, the Fixed Income Securities sector and the Equity Securities sector may both hold debt securities convertible into equity securities, while the Inflation Responsive Investments sector may hold instruments similar to those held in the other sectors. However, each sector will have a central focus: interest income and gains from debt financings for the Fixed Income Securities sector, capital appreciation for the Equity Securities sector, inflation hedging for the Inflation Responsive Investments sector and liquidity and defensiveness for the Cash & Cash Equivalents sector. Redefined or additional sectors, such as an international or global sector, may be established in the future if, in the discretion of the Investment Manager, circumstances warrant.

 Because the total return of the Fund may be comprised of varying amounts of current income and capital appreciation over time, the dividends paid by the Fund may vary substantially from period to period. Accordingly, the Fund encourages shareholders who wish to receive cash payments of a fixed amount with respect to their investments to reinvest all dividends and capital gains distributions in shares of the Fund, and to use the Systematic Withdrawal Plan to receive current cash payments from the Fund. See "Shareholder Services--Systematic Withdrawal Plan." Payments under the Systematic Withdrawal Plan may constitute, in whole or part, a return of the capital invested in the Fund.


Fixed Income Securities

The Fund may invest in fixed income or interest bearing securities of various maturities, including bonds, debentures, notes, preferred stocks and debt instruments convertible into common stock, issued by domestic or foreign corporations, partnerships or similar business entities, governments or municipalities ("Fixed Income Securities").

 The Fund will generally purchase Fixed Income Securities that are considered investment grade securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB major rating categories by Standard & Poor's Corporation ("S&P") or within the Aaa, Aa, A or

Baa major rating categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. The Fund, however, may also purchase lower quality debt securities rated at the time of purchase within the BB or B categories by S&P or Ba or B categories by Moody's or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is only rated by one rating agency, the Fund may invest on the basis of a higher rating derived from its own analysis. Fixed Income Securities rated within the BB or B categories by S&P or Ba or B categories by Moody's or unrated securities deemed by the Investment Manager to be of equivalent quality are considered to be below investment grade, generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such lower quality securities could comprise the entire allocation of assets to the Fixed Income Securities sector at a particular point in time, but in no event will they comprise more than 25% of the Fund's total assets at the time of purchase. In selecting Fixed Income Securities, the Investment Manager considers both its own credit analysis and the ratings of S&P and Moody's. Fixed Income Securities may include both taxable and nontaxable fixed income investments. For further information concerning the ratings of Fixed Income Securities, see the Appendix.


 For the fiscal year ended March 31, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 14% AAA, 3% AA, 2% A, 1% BBB, 1% BB, and 6% B as determined on a dollar weighted basis, comprising 27% of total investments. Of these bonds, 96% were rated by a nationally recognized statistical rating organization and 4% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings, as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.


 In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.


     Fixed Income Securities may include zero coupon securities, which pay no cash income for all or a portion of their term but are purchased at a discount from their value at maturity. Their return consists of the amortization of discount between their purchase price and their maturity value, plus any fixed rate interest income. Fixed Income Securities also include mortgage-related securities and asset-backed securities. Mortgage-related securities represent interests in pools of mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Other mortgage-related securities, such as collateralized mortgage obligations ("CMO's") are offered in the form of senior or subordinated interests in the interest and/or principal payments on a pool of mortgages. Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.


     Fixed Income Securities also include custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS").

Equity Securities

The Fund may invest in domestic and foreign common stocks, preferred stocks, debt securities and warrants convertible into or carrying the right to acquire common stock and depositary receipts in respect of the foregoing ("Equity Securities"). The Fund may invest in the Equity Securities of a broad spectrum of both large and small capitalization companies. These may include Equity Securities of companies with above-average prospects for long-term growth and more cyclical or lesser growing companies when these securities are considered by the Investment Manager to be undervalued. The Fund anticipates that a majority of the Equity Securities in which it will invest will be listed on a major securities exchange or included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system. The Fund does not presently expect unlisted securities or over-the-counter securities which are not on NASDAQ to be a substantial portion of the Equity Securities sector, although no limitation applies to such securities.


Inflation Responsive Investments

The Fund may invest in Equity Securities, Cash & Cash Equivalents and other domestic and foreign investments which the Investment Manager believes may offer appreciation potential and/or serve to hedge invested capital against erosion of the purchasing power of the U.S. dollar ("Inflation Responsive Investments"). Inflation Responsive Investments may include the securities of companies engaged in the extraction and/or processing of gold and other precious metals, raw materials and petroleum and other sources of energy; securities which are secured by real estate or securities of companies which own or invest or deal in real estate (including limited partnership interests and securities issued by real estate investment trusts ("REITs")); securities denominated in foreign currencies; securities directly or indirectly indexed in value to the value of real assets (for example, gold or oil) or to the value of foreign currencies, including commercial paper and short-term obligations; and foreign currencies. Certain instruments constituting Inflation Responsive Investments may qualify for inclusion in other investment sectors. They will be deemed part of the Inflation Responsive Investments sector, however, when in the view of the Investment Manager their predominant investment attribute is the potential to hedge invested capital against erosion of the purchasing power of the U.S. dollar. For example, the stock of a company engaged in the extraction of gold could be included in the Inflation Responsive Investments sector because of its potential to appreciate immediately in response to accelerating inflation, even though it may also be a candidate for the Equity Securities sector because of its longer term earnings potential. The Fund will accordingly allocate investments to and from the Inflation Responsive Investments sector as circumstances warrant.

     The Fund may invest up to 10% of its total assets directly in commodities such as precious and other metals, minerals and agricultural goods. For example, the Fund may acquire interests in gold, silver, platinum and palladium by buying bullion or certificates, receipts or contracts representing ownership interests in such precious metals and gold, silver and platinum coins or medallions. Similarly, the Fund may trade in options, futures and related instruments based on the Commodity Research Bureau Futures Price Index, which represents a diverse selection of commodities including, among others, copper, oil and grains. As further described under "Other Investment Policies and Considerations," investments in commodities and commodity-related options, futures and instruments may involve risks not associated with other types of instruments.


Cash & Cash Equivalents

The Fund may invest in cash, short-term debt or money market securities, such as repurchase agreements, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances, corporate commercial paper rated within categories not lower than A by S&P or Prime by Moody's (or unrated commercial paper issued by a corporation having an outstanding long-term unsecured debt issue rated at least A by S&P or Moody's) and similar domestic or foreign instruments ("Cash & Cash Equivalents"). The Fund will purchase Cash & Cash Equivalents for defensive purposes, to maintain liquidity or to obtain total return when other investment alternatives are relatively less attractive for the Fund as a whole. The Fund could hold virtually all of its assets in Cash & Cash Equivalents from time to time, subject to applicable diversification and concentration limitations as described under "Other Investment Policies and Considerations--Investment Limitations and Practices."


Other Investment Policies and Considerations


Other Investment Practices
The Fund may buy and sell options, futures contracts and options on futures contracts on securities, securities indices and precious metals and other commodities (if available), and enter into closing transactions with respect to each of the foregoing under circumstances in which such techniques are expected by the Investment Manager to aid in achieving the investment objective of the Fund. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

     The Fund may invest in restricted securities in accordance with Rule 144A, under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

     The Fund may purchase securities on a "when-issued," forward commitment or delayed delivery basis and invest up to 30% of its total assets in repurchase agreements, subject to certain limitations. See the Statement of Additional Information.


     The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments.
The investing of cash collateral received from loaning portfolio securities involves leverage, which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.


Risk Factors and Special Considerations


Value of Shares and Assets
The value of the Fund's investments (and accordingly the net asset value of its shares) will be subject to fluctuation in response to a variety of economic, political and other factors. For example, the Fund's holdings of Inflation Responsive Investments such as gold stocks and gold (to which the value of some of the Fund's investments may be indexed) could be adversely affected by circumstances such as currency revaluations, economic conditions, social conditions within a country (particularly South Africa, the world's largest producer of gold), trade imbalances and trade and currency restrictions. The prices of oil stocks and the price of oil (to which the value of some of the Fund's investments may be indexed) may be similarly affected by unpredictable circumstances such as social, political or military disturbances in or near oil producing countries or oil shipping or pipeline routes, the policies of various governments and the Organization of Petroleum Exporting Countries ("OPEC"), an organization of major oil producing countries, the discovery of new reserves and the development of new techniques for producing, refining and transporting oil, gas and related products, energy conservation and the development of alternative energy sources.


Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars. Finally, to the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets.

Currency Transactions

In order to protect against the effects of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions, with whom the Investment Manager has done substantial business in the past. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


Equity Securities

Although the Fund anticipates that a substantial portion of the Equity Securities in which it will invest will be listed on a major securities exchange, it reserves the right to invest without limitation in Equity Securities that are unlisted or traded over-the-counter. The issuers of such Equity Securities may be limited in product lines, markets and financial resources and may be dependent on entrepreneurial management. The Equity Securities of less seasoned companies may have limited marketability and may be subject to more abrupt or erratic market movements over time, both up and down, than securities of larger, more seasoned companies or the market as a whole. Smaller, growing companies also typically reinvest most of their net income in the enterprise and typically do not pay dividends.


Fixed Income Securities

Lower rated high yield, high risk securities (i.e., bonds rated within the BB category or lower by S&P or Ba category or lower by Moody's or equivalent as determined by the Investment Manager), commonly known as "junk bonds," of the type in which the Fund invests may be subject to greater market price fluctuations than lower yielding, higher rated debt securities. Credit ratings do not reflect this market risk and may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Additional risks of such securities include limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund and limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets. See "Additional Information Concerning Investment Sectors--Risk Factors of Lower Quality Fixed Income Securities" in the Statement of Additional Information.


Commodities

By making investments in commodities and commodity-related options, futures and indices as described herein, the Fund may risk failing to qualify in a particular year as a regulated investment company under the Internal Revenue Code, although the Investment Manager intends to manage the portfolio with a view to minimizing such risk. By the same token, the Fund's intention to qualify as a regulated investment company could limit the extent of the Fund's investments in commodities and commodity-related options, futures and indices. See the Statement of Additional Information. In the event the Fund failed to qualify as a regulated investment company under the Internal Revenue Code in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code. The primary effects of losing this tax status would be that the Fund would then owe taxes on its net income for that year, and the shareholders, if they received a dividend, might receive a return of capital that would reduce the basis of their shares of the Fund.

Investment Limitations and Practices

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

     Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.

     Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.

     For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

     During periods when the Investment Manager deems it advisable, the Fund may engage in active trading of portfolio investments. Increases in the rate of portfolio turnover will result in increased transaction costs for the Fund and may result in an increase in the realization of short-term capital gains.

     The Investment Manager also manages the assets of other funds which, in seeking to achieve their investment objectives, may hold similar investments to those held by the Fund and trade in the same markets as the Fund. It is also possible that a particular investment may be held by more than one fund when the Investment Manager determines that holding such investment is in the best interests of each fund and the investment meets the differing investment objectives of each fund.

--------------------------------------------------------------------------------
    Information on the Purchase of Shares, Redemption of Shares and
    Shareholder Services is set forth on pages 12 to 27 below.
--------------------------------------------------------------------------------
    The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

--------------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.


By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

    ABA #011000028
    State Street Bank and Trust Company
    Boston, MA
    BNF = State Street Research Managed Assets and class of shares
          (A, B, C or D)
    AC  = 99029761
    OBI = Shareholder Name
          Shareholder Account Number
          Control #K (assigned by State Street
            Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment


                           Class of Shares
                   -------------------------------
                      A        B      C      D
                   -------- -------- ----- -------
Minimum Initial Investment
 By Wire           $5,000   $5,000   (a)   $5,000
 IRAs              $2,000   $2,000   (a)   $2,000
 By Investamatic   $1,000   $1,000   (a)   $1,000
 All Other         $2,500   $2,500   (a)   $2,500
Minimum Subsequent Investment
 By Wire           $5,000   $5,000   (a)   $5,000
 IRAs              $   50   $   50   (a)   $   50
 By Investamatic   $   50   $   50   (a)   $   50
 All Other         $   50   $   50   (a)   $   50

(a) Special conditions apply; contact the Distributor.


The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                           CLASS A                 CLASS B            CLASS C        CLASS D
                     ----------------------   ---------------------   ---------   ----------------
Sales Charges        Initial sales charge     Contingent               None       Contingent
                     at time of               deferred sales                      deferred sales
                     investment of up to      charge of 5% to                     charge of 1%
                     4.5 % depending on       2% applies to any                   applies to any
                     amount of                shares redeemed                     shares redeemed
                     investment               within first five                   within one year
                                              years following                     following their
                                              their purchase; no                  purchase
                                              contingent deferred
                                              sales charge after
                                              five years
                     On investments of
                     $1 million or
                     more, no initial
                     sales charge; but
                     contingent deferred
                     sales charge of 1%
                     applies to any
                     shares redeemed
                     within one year
                     following their
                     purchase

Distribution Fee     None                     0.75% for first          None       0.75% each year
                                              eight years; Class
                                              B shares convert
                                              automatically to
                                              Class A shares
                                              after eight years

Service Fee          0.25% each year          0.25% each year          None       0.25% each year

Initial              Above described          4%                       None       1%
Commission           initial sales charge
Received by          less 0.25% to
Selling              0.50% retained by
Dealer               Distributor

                     On investments of
                     $1 million or
                     more, 0.25% to 1%
                     paid to dealer by
                     Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.


     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay additional sales compensation to its affiliate, MetLife Securities, Inc.


Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is by the Distributor to the dealer responsible for the sale.



-----------------------------------------------------------
                         Sales      Sales
                        Charge      Charge
                        Paid by    Paid by       Dealer
                       Investor    Investor    Concession
    Dollar Amount       As % of    As % of      As % of
     of Purchase       Purchase   Net Asset     Purchase
     Transaction         Price      Value        Price
-----------------------------------------------------------
  Less than $100,000     4.50%      4.71%         4.00%
-----------------------------------------------------------
  $100,000 or above
  but less than
  $250,000               3.50%      3.63%         3.00%
-----------------------------------------------------------
  $250,000 or above
  but less than
  $500,000               2.50%      2.56%         2.00%
-----------------------------------------------------------
  $500,000 or above
  but less than
  $1 million             2.00%      2.04%         1.75%
-----------------------------------------------------------
  $1 million and                              See following
  above                     0%         0%      discussion
-----------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:



Amount of Sale                   Commission
--------------                   -----------
(a) $1 million to $3 million      1.00%
(b) Next $2 million               0.50%
(c) Amount over $5 million        0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon certain redemptions of Class B shares as described below.

     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                            Contingent Deferred Sales
                            Charge As A Percentage Of
  Redemption During             Net Asset Value
-------------------------   ---------------------------
1st Year Since Purchase               5%
2nd Year Since Purchase               4
3rd Year Since Purchase               3
4th Year Since Purchase               3
5th Year Since Purchase               2
6th Year Since Purchase
 and Thereafter                       None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.


Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.

     Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.


Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Net Asset Value


The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan


The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class     Service Fee     Distribution Fee
-----     -----------     ----------------
  A         0.25%              None
  B         0.25%             0.75%
  C          None              None
  D         0.25%             0.75%

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal service and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.


     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.



Redemption of Shares


Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares -- Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.


Methods of Redemption


Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By
Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares -- Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services -- Telephone Services" for a discussion of the conditions and possible risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services -- Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate of $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.



Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued. Certificates representing Class A or Class C shares will not be issued unless specifically requested in writing and in any case will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.


     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

    (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

    (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

    (c) All income dividends and capital gains distributions in cash.

    (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for shares of the Fund with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest any portion or all of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.


     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.


Investment Plans

The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.


Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distri-butions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account for which such services have been authorized; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:

 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.



The Fund and its Shares


The Fund was organized in 1988 as an additional series of State Street Research Income Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is March 31.


     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.


     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


     Shares of the Fund have equal dividend, redemption and liquidation rights and when issued are fully paid and nonassessable by the Trust. Each share has one vote (with proportionate voting for fractional shares) irrespective of net asset value.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than advisory fees paid by many other investment companies but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     Peter C. Bennett is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bennett has managed the Fund since December 1996.

Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer -- Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of the Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of the Fund and has delegated purchase and sale authority for defined portions of the portfolio to other officers of the Investment Manager. The team members focus on different investment areas within the Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.


Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     The Fund declares dividends from net investment income quarterly and pays such dividends, if any, four times each year; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations). Both dividends from net investment income and distributions of capital gain net income will be declared and paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.

     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.


Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit, to other financial alternatives and/or to appropriate indices, rankings or averages such as those compiled by Lipper Analytical Services, Inc. for the Flexible Portfolio Funds category, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine, Investor's Daily or Wiesenberger Mutual Funds Investment Report.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return would be calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner with or without annualizing the total return or taking sales charges into account.

     The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the maximum offering price per share on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased.

     The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

APPENDIX


Description of Debt/Bond Ratings


Standard & Poor's Corporation

 AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

 Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                                     Notice

     A copy of the First Amended and Restated Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of July, 1997.

                                              STATE STREET RESEARCH
                                                INCOME TRUST




                                              By            *
                                                --------------------------------
                                                Ralph F. Verni
                                                Chief Executive Officer
                                                and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

Signature                             Capacity

         *                            Trustee and Chief
-------------------------             Executive Officer
Ralph F. Verni                        (principal executive
                                      officer)

         *                            Treasurer
-------------------------             (principal financial
Gerard P. Maus                        and accounting officer)

         *                            Trustee
-------------------------
Steve A. Garban

         *                            Trustee
-------------------------
Malcolm T. Hopkins

         *                            Trustee
-------------------------
Edward M. Lamont

          *                           Trustee
-------------------------
Robert A. Lawrence

          *                           Trustee
-------------------------
Dean O. Morton

          *                           Trustee
-------------------------
Thomas L. Phillips

          *                           Trustee
-------------------------
Toby Rosenblatt

           *                          Trustee
-------------------------
Michael S. Scott Morton

           *                          Trustee
-------------------------
Jeptha H. Wade

*By: /s/ Francis J. McNamara, III
    -----------------------------
         Francis J. McNamara, III
         Attorney-in-Fact under
         Powers of Attorney
         filed July 3, 1997.